Exhibit 99.1

Tidewater Inc. 6002 Rogerdale Road, Suite 600 Houston, TX 77072-1655, USA +1.713.470.5300

Tidewater Reports Results for the Three and Six Months Ended June 30, 2021

HOUSTON, August 9, 2021 - Tidewater Inc. (NYSE:TDW) announced today revenue for the three and six months ended June 30, 2021 of $90.0 million and $173.5 million, respectively, compared with $102.3 million and $218.7 million, respectively, for the three and six months ended June 30, 2020. Tidewater's net losses for the three and six months ended June 30, 2021, were $29.5 million ($0.72 per common share) and $64.8 million ($1.59 per common share), respectively, compared with $110.6 million ($2.74 per common share) and $129.1 million ($3.21 per common share) for the three and six months ended June 30, 2020. Included in the net losses for the three and six months ended June 30, 2021 were severance expenses of $0.8 and $0.9 million, respectively; and a credit loss impairment credit of $1.0 million for both periods. Excluding these items, we would have reported a net loss for the three and six months ended June 30, 2021 of $29.7 million ($0.73 per common share) and $64.9 million ($1.59 per common share), respectively. Included in the net losses for the three and six months ended June 30, 2020 were $111.5 million and $121.8 million, respectively, in long-lived asset impairments, affiliate credit losses, affiliate guarantee obligations, and one-time severance expenses. Excluding these costs, we would have reported net income for the three months ended June 30, 2020 of $0.9 million ($0.02 per common share) and a net loss for the six months ended June 30, 2020 of $7.3 million (or $0.18 per common share).

Quintin Kneen, Tidewater’s President and Chief Executive Officer, commented, “Revenue, active vessels, average day rate, active utilization, and operating margin were all up on a consolidated basis in the second quarter. Individual geographic segments were mixed, but the overall trend and our outlook are constructive as we proceed through the remainder of the year. We continued our track record of generating meaningful free cash flow during the second quarter of 2021. During the second quarter, we generated $26.0 million of free cash flow, and over the trailing 12 months we have generated $84.0 million. The scalable shore base infrastructure we built over the past few years is helping us drive reliable and increasing free cash flow generation, as demonstrated by the substantial incremental operating income margins in the quarter.

“During the second quarter of 2021, revenue improved 7.7% sequentially, driven primarily by vessels reactivated in response to the increase in activity in the Europe and Mediterranean and West Africa regions. During the second quarter, we reactivated seven vessels, bringing the total number of vessel reactivations to 12 during the first six months of 2021.

“At the end of the second quarter, we had $135.2 million of principal outstanding on our senior secured notes, which are scheduled to mature in August 2022, along with $151.4 million of cash on the balance sheet. We continue to monitor the debt capital markets for the optimal timing of a potential refinance of all or a portion of these notes, as early repayment of this debt carries a significant pre-payment penalty. During the quarter, we decreased our net debt position by $21.1 million, ending the second quarter with $4.5 million of net debt on the balance sheet. We remain dedicated to our objective of meaningful free cash flow generation though the maturity of these notes and thereafter.

“Our ongoing fleet development program includes the sale or responsible recycling of vessels that are deemed uneconomic or which otherwise do not meet our future strategic goals, and during the second quarter we disposed of seven vessels and other assets for $18.6 million. We expect both the sale and recycling of vessels to taper off in the next 12 months as we work through the 14 vessels remaining in assets held for sale.

“Lastly, we continue to monitor the COVID-19 Delta variant. Similar to the steps we took in 2020 to protect our employees and our cash generation capability, we will take appropriate steps to continue to safeguard our employees and optimize our business as these later phases of the pandemic unfold. We have not seen a significant impact to our operations due to the Delta variant, although we were originally anticipating the additional costs of the pandemic to wane throughout 2021 and we now anticipate those costs to continue at the same level for the next few quarters. The new phase of the pandemic, however, doesn’t seem to be limiting broader market inertia and, in fact, we continue to see activity increase in most geographic regions.”

In addition to the number of outstanding shares, as of June 30, 2021, the company also has the following in-the-money warrants.

Common Shares Outstanding	41,000,575
New Creditor Warrants (strike price $0.001 per common share)	639,354
GulfMark Creditor Warrants (strike price $0.01 per common share)	669,601
Total	42,309,530

Tidewater will hold a conference call to discuss results for the three months ending June 30, 2021 on August 10, 2021, at 8:00 a.m. Central Time. Investors and interested parties may listen to the earnings conference call via telephone by calling +1-888-771-4371 if calling from the U.S. or Canada (+1-847-585-4405 if calling from outside the U.S.) and asking for the “Tidewater” call just prior to the scheduled start time. A live webcast of the call will also be available in the Investor Relations section of Tidewater’s website at investor.tdw.com.

A replay of the conference call will be available beginning at 10:30 a.m. Central Time on August 10, 2021 and will continue until 11:59 p.m. Central Time on September 10, 2021. To access the replay, visit the Investor Relations section of Tidewater’s website at investor.tdw.com.

The conference call will contain forward-looking statements in addition to statements of historical fact. The actual achievement of any forecasted results or the unfolding of future economic or business developments in a way anticipated or projected by the company involves numerous risks and uncertainties that may cause the company’s actual performance to be materially different from that stated or implied in the forward-looking statements. Such risks and uncertainties include, among other things, risks associated with the general nature of the oilfield service industry and other factors discussed within the “Risk Factors” section of Tidewater’s most recent Forms 10-Q and 10-K.

Tidewater owns and operates one of the largest fleets of offshore support vessels in the industry, with more than 65 years of experience supporting offshore energy exploration, production, and generation activities worldwide.

Note: All per-share amounts are stated on a diluted basis.

Financial information is displayed beginning on the next page.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
Revenues:
Vessel revenues	$88,514	$100,975	$169,507	$212,949
Other operating revenues	1,439	1,369	3,950	5,763
Total revenues	89,953	102,344	173,457	218,712
Costs and expenses:
Vessel operating costs	64,263	64,774	125,283	143,599
Costs of other operating revenues	581	171	1,648	2,844
General and administrative	16,787	17,597	32,830	39,017
Depreciation and amortization	28,549	28,144	58,276	55,251
Long-lived asset impairments and other	—	55,482	—	65,689
Affiliate credit loss impairment expense (credit)	(1,000)	53,581	(1,000)	53,581
Affiliate guarantee obligation	—	2,000	—	2,000
(Gain) loss on asset dispositions, net	932	(1,660)	2,880	(6,991)
	110,112	220,089	219,917	354,990
Operating loss	(20,159)	(117,745)	(46,460)	(136,278)
Other income (expense):
Foreign exchange gain (loss)	422	(2,076)	(428)	(1,212)
Equity in net earnings (losses) of unconsolidated companies	52	—	(1,797)	—
Dividend income from unconsolidated company	—	17,150	—	17,150
Interest income and other, net	8	696	31	812
Interest and other debt costs, net	(3,944)	(5,959)	(8,485)	(12,101)
Total other expense	(3,462)	9,811	(10,679)	4,649
Loss before income taxes	(23,621)	(107,934)	(57,139)	(131,629)
Income tax (benefit) expense	6,026	2,730	8,035	(2,441)
Net loss	$(29,647)	$(110,664)	$(65,174)	$(129,188)
Less: Net loss attributable to noncontrolling interests	(185)	(41)	(397)	(120)
Net loss attributable to Tidewater Inc.	$(29,462)	$(110,623)	$(64,777)	$(129,068)
Basic loss per common share	$(0.72)	$(2.74)	$(1.59)	$(3.21)
Diluted loss per common share	$(0.72)	$(2.74)	$(1.59)	$(3.21)
Weighted average common shares outstanding	40,899	40,306	40,808	40,203
Adjusted weighted average common shares	40,899	40,306	40,808	40,203

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except share and par value data)

	June 30,	December 31,
ASSETS	2021	2020
Current assets:
Cash and cash equivalents	$131,157	$149,933
Restricted cash	20,284	2,079
Trade and other receivables, less allowance for credit losses of $2,099 and $1,516 at June 30, 2021 and December 31, 2020, respectively	90,229	112,623
Due from affiliates, less allowance for credit losses of $70,695 and $71,800 at June 30, 2021 and December 31, 2020, respectively	64,922	62,050
Marine operating supplies	15,404	15,876
Assets held for sale	17,214	34,396
Prepaid expenses and other current assets	15,953	11,692
Total current assets	355,163	388,649
Net properties and equipment	731,659	780,318
Deferred drydocking and survey costs	40,372	56,468
Other assets	24,539	25,742
Total assets	$1,151,733	$1,251,177

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,189	$16,981
Accrued expenses	50,532	52,422
Due to affiliates	59,759	53,194
Current portion of long-term debt	7,355	27,797
Other current liabilities	28,825	32,785
Total current liabilities	162,660	183,179
Long-term debt	148,612	164,934
Other liabilities and deferred credits	80,723	79,792

Commitments and contingencies

Equity:
Common stock	41	41
Additional paid-in-capital	1,373,727	1,371,809
Accumulated deficit	(613,708)	(548,931)
Accumulated other comprehensive loss	(1,082)	(804)
Total stockholder's equity	758,978	822,115
Noncontrolling interests	760	1,157
Total equity	759,738	823,272
Total liabilities and equity	$1,151,733	$1,251,177

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2021	2020	2021	2020
Net loss	$(29,647)	$(110,664)	$(65,174)	$(129,188)
Other comprehensive income (loss):
Change in pension plan and supplemental pension plan liability, net of tax of $0, $0.2 million, $0 and $0.2 million, respectively	(207)	448	(278)	817
Total comprehensive loss	$(29,854)	$(110,216)	$(65,452)	$(128,371)

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Six Months	Six Months
	Ended	Ended
	June 30,	June 30,
	2021	2020
Operating activities:
Net loss	$(65,174)	$(129,188)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	36,694	34,271
Amortization of deferred drydocking and survey costs	21,582	20,980
Amortization of debt premiums and discounts	1,986	1,357
Provision for deferred income taxes	648	206
(Gain) loss on asset dispositions, net	2,880	(6,991)
Loss on debt extinguishment	59	—
Affiliate credit loss impairment expense (credit)	(1,000)	53,581
Affiliate guarantee obligation	—	2,000
Long-lived asset impairments and other	—	65,689
Stock-based compensation expense	2,676	2,736
Changes in operating assets and liabilities, net:
Trade and other receivables	22,394	(4,991)
Changes in due to/from affiliates, net	4,693	3,242
Accounts payable	(792)	(10,390)
Accrued expenses	(2,074)	(13,007)
Deferred drydocking and survey costs	(6,771)	(28,964)
Other, net	(7,234)	(3,354)
Net cash provided by (used in) operating activities	10,567	(12,823)
Cash flows from investing activities:
Proceeds from asset dispositions	29,560	20,906
Additions to properties and equipment	(1,861)	(4,075)
Net cash provided by investing activities	27,699	16,831
Cash flows from financing activities:
Principal payments on long-term debt	(37,901)	(4,742)
Debt modification costs	(855)	(612)
Debt extinguishment premium	(59)	—
Tax on share-based awards	(758)	—
Net cash used in financing activities	(39,573)	(5,354)
Net change in cash, cash equivalents and restricted cash	(1,307)	(1,346)
Cash, cash equivalents and restricted cash at beginning of period	155,225	227,608
Cash, cash equivalents and restricted cash at end of period	$153,918	$226,262

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest, net of amounts capitalized	7,028	10,734
Income taxes	6,609	6,461

Note (A):  Cash, cash equivalents and restricted cash at June 30, 2021 includes $2.5 million in long-term restricted cash, which is included in other assets in our consolidated balance sheet.

TIDEWATER INC.

CONDENSED CONSOLIDATED STATEMENTS OF EQUITY

(In thousands)

	Three Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at March 31, 2021	$41	1,372,846	(584,246)	(875)	945	788,711
Total comprehensive loss	—	—	(29,462)	(207)	(185)	(29,854)
Amortization of share-based awards	—	881	—	—	—	881
Balance at June 30, 2021	$41	1,373,727	(613,708)	(1,082)	760	759,738

Balance at March 31, 2020	$40	1,368,325	(371,134)	133	1,532	998,896
Total comprehensive income (loss)	—	—	(110,623)	448	(41)	(110,216)
Amortization of share-based awards	—	1,320	—	—	—	1,320
Balance at June 30, 2020	$40	1,369,645	(481,757)	581	1,491	890,000

	Six Months Ended
				Accumulated
		Additional		other	Non
	Common	paid-in	Accumulated	comprehensive	controlling
	stock	capital	deficit	income (loss)	interest	Total
Balance at December 31, 2020	$41	1,371,809	(548,931)	(804)	1,157	823,272
Total comprehensive loss	—	—	(64,777)	(278)	(397)	(65,452)
Amortization of share-based awards	—	1,918	—	—	—	1,918
Balance at June 30, 2021	$41	1,373,727	(613,708)	(1,082)	760	759,738

Balance at December 31, 2019	$40	1,367,521	(352,526)	(236)	1,611	1,016,410
Total comprehensive income (loss)	—	—	(129,068)	817	(120)	(128,371)
Adoption of credit loss accounting standard	—	—	(163)	—	—	(163)
Amortization of share-based awards	—	2,124	—	—	—	2,124
Balance at June 30, 2020	$40	1,369,645	(481,757)	581	1,491	890,000

The company’s vessel revenues and vessel operating costs and the related percentage of total vessel revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30,		June 30,		June 30,		June 30,
	2021		2020		2021		2020
(In thousands)		%		%		%		%
Vessel revenues:
Americas	$23,481	27%	$34,044	34%	$49,705	29%	$65,903	31%
Middle East/Asia Pacific	25,628	29%	23,983	24%	50,042	30%	48,811	23%
Europe/Mediterranean	22,467	25%	20,620	20%	37,216	22%	50,111	24%
West Africa	16,938	19%	22,328	22%	32,544	19%	48,124	23%
Total vessel revenues	$88,514	100%	$100,975	100%	$169,507	100%	$212,949	100%
Vessel operating costs:
Crew costs	$37,685	43%	$38,691	38%	$72,847	43%	$83,178	39%
Repair and maintenance	9,534	11%	6,656	7%	18,971	11%	17,254	8%
Insurance	(137)	(0)%	2,010	2%	486	1%	3,795	2%
Fuel, lube and supplies	6,541	7%	6,383	6%	12,401	7%	16,135	8%
Other	10,640	12%	11,034	11%	20,578	12%	23,237	11%
Total vessel operating costs	64,263	73%	64,774	64%	125,283	74%	143,599	67%
Vessel operating margin (A)	$24,251	27%	$36,201	36%	$44,224	26%	$69,350	33%

Note (A): Vessel operating margin equals revenues less vessel operating costs and excludes general and administrative expenses and depreciation and amortization.

The company’s operating loss and other components of loss before income taxes and its related percentage of total revenues, were as follows:

	Three Months Ended				Six Months Ended
	June 30,		June 30,		June 30,		June 30,
	2021		2020		2021		2020
(In thousands)		%		%		%		%
Vessel operating profit (loss):
Americas	$(4,940)	(5)%	$4,505	4%	$(6,591)	(4)%	$3,341	2%
Middle East/Asia Pacific	266	0%	599	1%	(1,587)	(1)%	(257)	(0)%
Europe/Mediterranean	(1,986)	(2)%	(1,750)	(2)%	(10,007)	(6)%	(203)	(0)%
West Africa	(5,355)	(6)%	(3,984)	(4)%	(12,122)	(7)%	(8,847)	(4)%
Other operating profit	858	1%	1,198	1%	2,302	1%	2,919	1%
	(11,157)	(12)%	568	1%	(28,005)	(16)%	(3,047)	(1)%

Corporate expenses (A)	(9,070)	(10)%	(8,910)	(9)%	(16,575)	(10)%	(18,952)	(9)%
Gain (loss) on asset dispositions, net	(932)	(1)%	1,660	2%	(2,880)	(2)%	6,991	3%
Affiliate credit loss impairment (expense) credit	1,000	1%	(53,581)	(52)%	1,000	1%	(53,581)	(24)%
Affiliate guarantee obligation	—	0%	(2,000)	(2)%	—	0%	(2,000)	(1)%
Long-lived asset impairments and other	—	0%	(55,482)	(54)%	—	0%	(65,689)	(30)%
Operating loss	$(20,159)	(22)%	$(117,745)	(115)%	$(46,460)	(27)%	$(136,278)	(62)%

Note (A):  General and administrative expenses for the three and six months ended June 30, 2021 include stock-based compensation of $1.5 million and $2.7 million, respectively. General and administrative expenses for the three and six months ended June 30, 2020 include stock-based compensation of $1.4 million and $2.7 million, respectively. In addition, vessel operating and general and administrative costs for the three and six months ended June 30, 2021, include $0.8 million and $0.9 million in one-time restructuring and integration related costs, respectively. Vessel operating and general and administrative costs for the three and six months ended June 30, 2020, include $0.4 million and $0.6 million in one-time restructuring and integration related costs, respectively.

TIDEWATER INC.

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS) – QUARTERLY DATA

(Unaudited)

(In thousands, except per share data)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Revenues:
Vessel revenues	$88,514	80,993	87,830	85,395	100,975
Other operating revenues	1,439	2,511	4,029	1,072	1,369
Total revenues	89,953	83,504	91,859	86,467	102,344
Costs and expenses:
Vessel operating costs (A)	64,263	61,020	63,397	61,784	64,774
Costs of other operating revenue	581	1,067	342	219	171
General and administrative (A)	16,787	16,043	16,992	17,438	17,597
Depreciation and amortization	28,549	29,727	30,681	30,777	28,144
Long-lived asset impairments and other	—	—	6,475	1,945	55,482
Affiliate credit loss impairment expense (credit)	(1,000)	—	(600)	—	53,581
Affiliate guarantee obligation	—	—	—	—	2,000
(Gain) loss on asset dispositions, net	932	1,948	(80)	(520)	(1,660)
Total operating costs and expenses	110,112	109,805	117,207	111,643	220,089
Operating loss	(20,159)	(26,301)	(25,348)	(25,176)	(117,745)
Other income (expense):
Foreign exchange gain (loss)	422	(850)	(2,880)	(1,153)	(2,076)
Equity in net earnings (losses) of unconsolidated companies	52	(1,849)	164	—	—
Dividend income from unconsolidated company	—	—	—	—	17,150
Interest income and other, net	8	23	144	272	696
Interest and other debt costs, net	(3,944)	(4,541)	(5,984)	(6,071)	(5,959)
Total other expense	(3,462)	(7,217)	(8,556)	(6,952)	9,811
Loss before income taxes	(23,621)	(33,518)	(33,904)	(32,128)	(107,934)
Income tax (benefit) expense	6,026	2,009	(4,477)	5,953	2,730
Net loss	(29,647)	(35,527)	(29,427)	(38,081)	(110,664)
Net loss attributable to noncontrolling interests	(185)	(212)	(180)	(154)	(41)
Net loss attributable to Tidewater Inc.	$(29,462)	(35,315)	(29,247)	(37,927)	(110,623)
Basic loss per common share	$(0.72)	(0.87)	(0.72)	(0.94)	(2.74)
Diluted loss per common share	$(0.72)	(0.87)	(0.72)	(0.94)	(2.74)
Weighted average common shares outstanding	40,899	40,716	40,604	40,405	40,306
Dilutive effect of stock options and restricted stock	—	—	—	—	—
Adjusted weighted average common shares	40,899	40,716	40,604	40,405	40,306
Vessel operating margin	$24,251	19,973	24,433	23,611	36,201

Note (A) One-time restructuring and integration related costs	$795	103	291	641	446

TIDEWATER INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30,	March 31,	December 31,	September 30,	June 30,
ASSETS	2021	2021	2020	2020	2020

Current assets:
Cash and cash equivalents	$131,157	131,858	149,933	192,243	203,119
Restricted cash	20,284	9,061	2,079	26,401	19,880
Trade and other receivables, net	90,229	99,865	112,623	100,583	115,008
Due from affiliate, net	64,922	62,474	62,050	65,692	65,766
Marine operating supplies	15,404	15,676	15,876	17,808	20,580
Assets held for sale	17,214	31,214	34,396	19,163	29,064
Prepaid expenses and other current assets	15,953	13,594	11,692	18,925	20,350
Total current assets	355,163	363,742	388,649	440,815	473,767
Net properties and equipment	731,659	754,707	780,318	820,876	839,912
Deferred drydocking and survey costs	40,372	46,648	56,468	63,975	74,585
Other assets	24,539	23,833	25,742	25,108	27,411
Total assets	$1,151,733	1,188,930	1,251,177	$1,350,774	$1,415,675

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$16,189	14,622	16,981	12,953	17,111
Accrued expenses	50,532	48,466	52,422	55,811	60,993
Due to affiliates	59,759	56,356	53,194	53,355	48,803
Current portion of long-term debt	7,355	18,201	27,797	9,576	9,437
Other current liabilities	28,825	35,003	32,785	31,599	25,815
Total current liabilities	162,660	172,648	183,179	163,294	162,159
Long-term debt	148,612	148,337	164,934	246,179	273,215
Other liabilities and deferred credits	80,723	79,234	79,792	87,724	90,301

Equity:
Common stock	41	41	41	40	40
Additional paid-in-capital	1,373,727	1,372,846	1,371,809	1,370,778	1,369,645
Accumulated deficit	(613,708)	(584,246)	(548,931)	(519,684)	(481,757)
Accumulated other comprehensive income (loss)	(1,082)	(875)	(804)	1,106	581
Total stockholder's equity	758,978	787,766	822,115	852,240	888,509
Noncontrolling interests	760	945	1,157	1,337	1,491
Total equity	759,738	788,711	823,272	853,577	890,000
Total liabilities and equity	$1,151,733	1,188,930	1,251,177	1,350,774	1,415,675

Supplemental information
Due from related parties, net of due to related parties:
Sonatide (Angola)	$5,163	6,118	8,856	12,337	16,963

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
VESSEL REVENUE BY VESSEL CLASS

Americas fleet:
Deepwater	$17,796	19,876	25,706	22,836	27,858
Towing-supply	4,535	4,817	4,603	4,119	4,455
Other	1,150	1,531	1,759	1,750	1,731
Total	23,481	26,224	32,068	28,705	34,044
Middle East/Asia Pacific fleet:
Deepwater	$17,264	15,931	16,822	13,819	14,195
Towing-supply	8,364	8,483	8,220	9,461	9,788
Total	25,628	24,414	25,042	23,280	23,983
Europe/Mediterranean fleet:
Deepwater	$22,293	14,588	15,621	17,578	20,476
Towing-supply	11	—	—	(13)	—
Other	163	161	154	151	144
Total	22,467	14,749	15,775	17,716	20,620
West Africa fleet:
Deepwater	$8,814	7,909	6,237	4,905	8,748
Towing-supply	5,564	4,879	5,202	7,711	11,029
Other	2,560	2,818	3,506	3,078	2,552
Total	$16,938	15,606	14,945	15,694	22,329
Worldwide fleet:
Deepwater	$66,167	58,304	64,386	59,137	71,277
Towing-supply	18,474	18,179	18,025	21,278	25,271
Other	3,873	4,510	5,419	4,980	4,427
Total	$88,514	80,993	87,830	85,395	100,975

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
AVERAGE NUMBER OF VESSELS:

Americas fleet:
Deepwater	27	29	32	32	32
Towing-supply	8	8	10	12	15
Other	3	3	3	3	3
Total	38	40	45	47	50
Stacked vessels	(13)	(12)	(15)	(17)	(17)
Active vessels	25	28	30	30	33
Middle East/Asia Pacific fleet:
Deepwater	20	21	21	22	26
Towing-supply	18	20	22	23	26
Total	38	41	43	45	52
Stacked vessels	(1)	(3)	(3)	(4)	(9)
Active vessels	37	38	40	41	43
Europe/Mediterranean fleet:
Deepwater	29	31	31	32	36
Towing-supply	—	—	—	—	1
Total	29	31	31	32	37
Stacked vessels	(8)	(14)	(16)	(17)	(17)
Active vessels	21	17	15	15	20
West Africa fleet:
Deepwater	20	20	20	25	26
Towing-supply	11	12	13	17	18
Other	26	26	23	16	19
Total	57	58	56	58	63
Stacked vessels	(22)	(25)	(26)	(31)	(21)
Active vessels	35	33	30	27	42
Worldwide fleet:
Deepwater	96	101	104	111	120
Towing-supply	37	40	45	52	60
Other	29	29	26	19	22
Total	162	170	175	182	202
Stacked vessels	(44)	(54)	(60)	(69)	(64)
Active vessels	118	116	115	113	138

Total active	118	116	115	113	138
Total stacked	44	54	60	69	64
Total joint venture and other vessels	3	3	3	3	3
Total	165	173	178	185	205

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
AVAILABLE DAYS - TOTAL FLEET:

Americas fleet:
Deepwater	2,497	2,627	2,944	2,996	2,940
Towing-supply	728	720	898	1,098	1,329
Other	273	270	276	276	273
Total	3,498	3,617	4,118	4,370	4,542
Middle East/Asia Pacific fleet:
Deepwater	1,820	1,863	1,932	2,025	2,411
Towing-supply	1,667	1,822	2,032	2,118	2,342
Total	3,487	3,685	3,964	4,143	4,753
Europe/Mediterranean fleet:
Deepwater	2,672	2,756	2,852	2,916	3,256
Towing-supply	—	—	—	24	91
Total	2,672	2,756	2,852	2,940	3,347
West Africa fleet:
Deepwater	1,853	1,827	1,840	2,269	2,366
Towing-supply	1,001	1,084	1,196	1,588	1,654
Other	2,366	2,340	2,095	1,469	1,698
Total	5,220	5,251	5,131	5,326	5,718
Worldwide fleet:
Deepwater	8,842	9,073	9,568	10,206	10,973
Towing-supply	3,396	3,626	4,126	4,828	5,416
Other	2,639	2,610	2,371	1,745	1,971
Total	14,877	15,309	16,065	16,779	18,360

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
OUT-OF-SERVICE - STACKED DAYS:

Americas fleet:
Deepwater	889	923	1,105	1,134	863
Towing-supply	91	90	189	362	601
Other	182	90	92	92	91
Total	1,162	1,103	1,386	1,588	1,555
Middle East/Asia Pacific fleet:
Deepwater	91	90	92	185	500
Towing-supply	29	180	177	186	310
Total	120	270	269	371	810
Europe/Mediterranean fleet:
Deepwater	766	1,238	1,448	1,522	1,422
Towing-supply	—	—	—	24	91
Total	766	1,238	1,448	1,546	1,513
West Africa fleet:
Deepwater	852	1,104	1,288	1,809	919
Towing-supply	516	544	644	882	563
Other	637	599	417	181	446
Total	2,005	2,247	2,349	2,872	1,928
Worldwide fleet:
Deepwater	2,598	3,355	3,933	4,650	3,704
Towing-supply	636	814	1,010	1,454	1,565
Other	819	689	509	273	537
Total	4,053	4,858	5,452	6,377	5,806

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
AVAILABLE DAYS - ACTIVE FLEET:

Americas fleet:
Deepwater	1,608	1,704	1,839	1,862	2,077
Towing-supply	637	630	709	736	728
Other	91	180	184	184	182
Total	2,336	2,514	2,732	2,782	2,987
Middle East/Asia Pacific fleet:
Deepwater	1,729	1,773	1,840	1,840	1,911
Towing-supply	1,638	1,642	1,855	1,932	2,032
Total	3,367	3,415	3,695	3,772	3,943
Europe/Mediterranean fleet:
Deepwater	1,906	1,518	1,404	1,394	1,834
Total	1,906	1,518	1,404	1,394	1,834
West Africa fleet:
Deepwater	1,001	723	552	460	1,447
Towing-supply	485	540	552	706	1,091
Other	1,729	1,741	1,678	1,288	1,252
Total	3,215	3,004	2,782	2,454	3,790
Worldwide fleet:
Deepwater	6,244	5,718	5,635	5,556	7,269
Towing-supply	2,760	2,812	3,116	3,374	3,851
Other	1,820	1,921	1,862	1,472	1,434
Total	10,824	10,451	10,613	10,402	12,554

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
UTILIZATION - TOTAL FLEET:

Americas fleet:
Deepwater	45.6%	55.6%	53.2%	51.7%	64.3%
Towing-supply	76.3	83.2	67.7	50.0	43.5
Other	33.3	55.7	66.7	66.7	65.2
Total	51.0%	61.1%	57.2%	52.2%	58.3%
Middle East/Asia Pacific fleet:
Deepwater	88.3%	80.1%	78.2%	67.4%	57.9%
Towing-supply	82.5	75.6	62.5	72.3	68.2
Total	85.5%	77.9%	70.2%	69.9%	63.0%
Europe/Mediterranean fleet:
Deepwater	64.7%	44.7%	44.7%	45.5%	49.9%
Total	64.7%	44.7%	44.7%	45.1%	48.6%
West Africa fleet:
Deepwater	42.3%	36.2%	27.2%	17.5%	31.1%
Towing-supply	38.4	30.1	30.8	28.4	41.3
Other	34.6	34.4	42.3	53.1	39.2
Total	38.1%	34.1%	34.2%	30.6%	36.5%
Worldwide fleet:
Deepwater	59.4%	53.4%	50.7%	45.4%	51.5%
Towing-supply	68.2	63.5	54.4	52.4	52.8
Other	34.5	36.6	45.2	55.3	42.8
Total	57.0%	52.9%	50.9%	48.5%	50.9%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
UTILIZATION - ACTIVE FLEET:

Americas fleet:
Deepwater	70.7%	85.7%	85.1%	83.2%	91.0%
Towing-supply	87.2	95.1	85.7	74.6	79.4
Other	100.0	83.6	100.0	100.0	97.8
Total	76.4%	87.9%	86.3%	82.0%	88.6%
Middle East/Asia Pacific fleet:
Deepwater	92.9%	84.2%	82.1%	74.2%	73.1%
Towing-supply	84.0	83.9	68.5	79.2	78.6
Total	88.6%	84.0%	75.3%	76.8%	75.9%
Europe/Mediterranean fleet:
Deepwater	90.6%	81.3%	90.9%	95.1%	88.6%
Total	90.6%	81.3%	90.9%	95.1%	88.6%
West Africa fleet:
Deepwater	78.3%	91.4%	90.8%	86.2%	50.9%
Towing-supply	79.2	60.4	66.7	63.8	62.6
Other	47.4	46.2	52.9	60.6	53.2
Total	61.8%	59.6%	63.1%	66.3%	55.0%
Worldwide fleet:
Deepwater	84.2%	84.8%	86.1%	83.4%	77.7%
Towing-supply	83.9	81.9	72.1	75.0	74.2
Other	50.0	49.7	57.5	65.5	58.9
Total	78.4%	77.6%	77.0%	78.2%	74.5%

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
AVERAGE VESSEL DAY RATES: (A)

Americas fleet:
Deepwater	$15,646	13,608	16,416	14,743	14,738
Towing-supply	8,162	8,040	7,576	7,506	7,707
Other	12,634	10,179	9,559	9,514	9,723
Total	$13,162	11,865	13,602	12,581	12,865
Middle East/Asia Pacific fleet:
Deepwater	$10,743	10,670	11,129	10,127	10,161
Towing-supply	6,080	6,159	6,471	6,180	6,128
Total	$8,593	8,506	9,002	8,040	8,009
Europe/Mediterranean fleet:
Deepwater	$12,905	11,829	12,368	13,257	12,600
Total	$13,005	11,960	12,368	13,361	12,689
West Africa fleet:
Deepwater	$11,242	11,972	12,449	12,365	11,891
Towing-supply	14,480	14,967	14,136	17,122	16,158
Other	3,124	3,501	3,952	3,944	3,829
Total	$8,521	8,711	8,510	9,643	10,711
Worldwide fleet:
Deepwater	$12,589	12,028	13,265	12,756	12,620
Towing-supply	7,978	7,896	8,026	8,411	8,843
Other	4,253	4,721	5,059	5,163	5,243
Total	$10,435	9,993	10,749	10,503	10,799

Note (A):  Average Vessel Day Rates equals Vessel Revenue / Days Worked.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

Americas
Vessel revenues	$23,481	26,224	32,068	28,705	34,044

Vessel operating costs:
Crew costs	$11,132	10,594	12,795	11,711	13,138
Repair and maintenance	2,192	2,714	2,065	1,259	1,703
Insurance	(30)	200	402	426	427
Fuel, lube and supplies	1,952	1,774	1,822	1,754	1,373
Other	2,972	1,980	2,306	2,486	1,956
Total vessel operating costs	$18,218	17,262	19,390	17,636	18,597

Vessel operating margin ($)	$5,263	8,962	12,678	11,069	15,447
Vessel operating margin (%)	22.4%	34.2%	39.5%	38.6%	45.4%

Americas - Select operating statistics
Average vessels - Total fleet	38	40	45	47	50
Utilization - Total fleet	51.0%	61.1%	57.2%	52.2%	58.3%

Average vessels - Active fleet	25	28	30	30	33
Utilization - Active fleet	76.4%	87.9%	86.3%	82.0%	88.6%

Average day rates	$13,162	11,865	13,602	12,581	12,865

Vessels commencing drydocks	3	1	1	—	5

Deferred drydocking and survey costs - beginning balance	$11,813	15,440	17,774	20,024	21,599
Cash paid for deferred drydocking and survey costs	2,157	881	1,015	1,086	1,819
Amortization of deferred drydocking and survey costs	(2,753)	(3,222)	(3,349)	(3,336)	(3,394)
Disposals, intersegment transfers and other	1,702	(1,286)	—	—	—
Deferred drydocking and survey costs - ending balance	$12,919	11,813	15,440	17,774	20,024

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

Middle East/Asia Pacific
Vessel revenues	$25,628	24,414	25,042	23,280	23,983

Vessel operating costs:
Crew costs	$9,910	9,639	9,982	10,468	8,726
Repair and maintenance	2,632	2,659	2,899	2,385	2,196
Insurance	37	(224)	452	562	739
Fuel, lube and supplies	1,494	1,569	1,924	1,783	1,405
Other	2,692	2,959	3,532	2,057	2,412
Total vessel operating costs	$16,765	16,602	18,789	17,255	15,478

Vessel operating margin ($)	$8,863	7,812	6,253	6,025	8,505
Vessel operating margin (%)	34.6%	32.0%	25.0%	25.9%	35.5%

Middle East/Asia Pacific - Select operating statistics
Average vessels - Total fleet	38	41	43	45	52
Utilization - Total fleet	85.5%	77.9%	70.2%	69.9%	63.0%

Average vessels - Active fleet	37	38	40	41	43
Utilization - Active fleet	88.6%	84.0%	75.3%	76.8%	75.9%

Average day rates	$8,593	8,506	9,002	8,040	8,009

Vessels commencing drydocks	4	—	3	—	—

Deferred drydocking and survey costs - beginning balance	$13,989	17,031	18,666	21,116	23,139
Cash paid for deferred drydocking and survey costs	1,354	72	1,447	386	850
Amortization of deferred drydocking and survey costs	(2,820)	(3,114)	(3,082)	(3,036)	(2,589)
Disposals, intersegment transfers and other	(399)	—	—	200	(284)
Deferred drydocking and survey costs - ending balance	12,124	13,989	17,031	18,666	21,116

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

Europe/Mediterranean
Vessel revenues	$22,467	14,749	15,775	17,716	20,620

Vessel operating costs:
Crew costs	$10,519	9,022	8,179	7,952	9,707
Repair and maintenance	2,244	1,673	1,133	869	1,278
Insurance	(131)	299	297	448	420
Fuel, lube and supplies	864	759	710	592	924
Other	1,803	1,707	1,214	1,274	1,547
Total vessel operating costs	$15,299	13,460	11,533	11,135	13,876

Vessel operating margin ($)	$7,168	1,289	4,243	6,581	6,744
Vessel operating margin (%)	31.9%	8.7%	26.9%	37.1%	32.7%

Europe/Mediterranean - Select operating statistics
Average vessels - Total fleet	29	31	31	32	37
Utilization - Total fleet	64.7%	44.7%	44.7%	45.1%	48.6%

Average vessels - Active fleet	21	17	15	15	20
Utilization - Active fleet	90.6%	81.3%	90.9%	95.1%	88.6%

Average day rates	$13,005	11,960	12,368	13,361	12,689

Vessels commencing drydocks	2	3	4	—	—

Deferred drydocking and survey costs - beginning balance	$7,731	7,317	7,147	9,143	10,387
Cash paid for deferred drydocking and survey costs	162	2,067	1,710	(361)	517
Amortization of deferred drydocking and survey costs	(1,553)	(1,653)	(1,540)	(1,635)	(1,710)
Disposals, intersegment transfers and other		—	—	—	(51)
Deferred drydocking and survey costs - ending balance	$6,340	7,731	7,317	7,147	9,143

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

West Africa
Vessel revenues	$16,938	15,606	14,945	15,694	22,328

Vessel operating costs:
Crew costs	$6,124	5,907	5,804	6,555	7,120
Repair and maintenance	2,466	2,391	1,930	1,419	1,479
Insurance	(13)	348	296	517	424
Fuel, lube and supplies	2,231	1,758	1,765	2,628	2,681
Other	3,173	3,292	3,890	4,639	5,119
Total vessel operating costs	$13,981	13,696	13,685	15,758	16,823

Vessel operating margin ($)	$2,957	1,910	1,260	(64)	5,505
Vessel operating margin (%)	17.5%	12.2%	8.4%	(0.4)%	24.7%

West Africa - Select operating statistics
Average vessels - Total fleet	57	58	56	58	63
Utilization - Total fleet	38.1%	34.1%	34.2%	30.6%	36.5%

Average vessels - Active fleet	35	33	30	27	42
Utilization - Active fleet	61.8%	59.6%	63.1%	66.3%	55.0%

Average day rates	$8,521	8,711	8,510	9,643	10,711

Vessels commencing drydocks	2	—	—	—	—

Deferred drydocking and survey costs - beginning balance	$13,115	16,680	20,388	24,301	26,856
Cash paid for deferred drydocking and survey costs	376	(298)	(400)	(576)	911
Amortization of deferred drydocking and survey costs	(3,199)	(3,268)	(3,294)	(3,426)	(3,466)
Disposals, intersegment transfers and other	(1,303)	1	(14)	89	—
Deferred drydocking and survey costs - ending balance	$8,989	13,115	16,680	20,388	24,301

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020

Worldwide
Vessel revenues	$88,514	80,993	87,830	85,395	100,975

Vessel operating costs:
Crew costs	$37,685	35,162	36,760	36,686	38,691
Repair and maintenance	9,534	9,437	8,027	5,932	6,656
Insurance	(137)	623	1,447	1,953	2,010
Fuel, lube and supplies	6,541	5,860	6,221	6,757	6,383
Other	10,640	9,938	10,942	10,456	11,034
Total vessel operating costs	$64,263	61,020	63,397	61,784	64,774

Vessel operating margin ($)	$24,251	19,973	24,434	23,611	36,201
Vessel operating margin (%)	27.4%	24.7%	27.8%	27.6%	35.9%

Worldwide - Select operating statistics
Average vessels - Total fleet	162	170	175	182	202
Utilization - Total fleet	57.0%	52.9%	50.9%	48.5%	50.9%

Average vessels - Active fleet	118	116	115	113	138
Utilization - Active fleet	78.4%	77.6%	77.0%	78.2%	74.5%

Average day rates	$10,435	9,993	10,749	10,503	10,799

Vessels commencing drydocks	11	4	8	—	5

Deferred drydocking and survey costs - beginning balance	$46,648	56,468	63,975	74,584	81,981
Cash paid for deferred drydocking and survey costs	4,049	2,722	3,772	535	4,097
Amortization of deferred drydocking and survey costs	(10,325)	(11,257)	(11,265)	(11,433)	(11,159)
Disposals, intersegment transfers and other	—	(1,285)	(14)	289	(335)
Deferred drydocking and survey costs - ending balance	$40,372	46,648	56,468	63,975	74,584

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Net loss	$(29,647)	(35,527)	(29,427)	(38,081)	(110,664)

Interest and other debt costs	3,944	4,541	5,984	6,071	5,959
Income tax (benefit) expense	6,026	2,009	(4,477)	5,953	2,730
Depreciation	18,224	18,470	19,416	19,343	16,986
Amortization of deferred drydock and survey costs	10,325	11,257	11,265	11,434	11,158
EBITDA (A), (B), (C)	$8,872	750	2,761	4,720	(73,831)

Long-lived asset impairments and other	—	—	6,475	1,945	55,482
Affiliate credit loss impairment expense (credit)	(1,000)	—	(600)	—	53,581
Affiliate guarantee obligation	—	—	—	—	2,000
One-time integration related costs	795	103	291	641	446
Adjusted EBITDA (A), (B), (C)	$8,667	853	8,927	7,306	37,678

Note (A):  EBITDA excludes interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges, and merger and integration related costs.

Note (B):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2021, and for each of the prior four quarters includes non-cash, stock-based compensation expense of $1,504, $1,172, $1,158, $1,223, and $1,401, respectively.

Note (C):  EBITDA and Adjusted EBITDA for the three months ended June 30, 2021, and for each of the prior four quarters includes foreign exchange gain (losses) of $422, $(850), $(2,880), $(1,153), and $(2,076), respectively.

Non-GAAP Financial Measures

We disclose and discuss EBITDA and Adjusted EBITDA as non-GAAP financial measures in our public releases, including quarterly earnings releases, investor conference calls and other filings with the Securities and Exchange Commission. We define EBITDA as earnings (net income or loss) before interest and other debt costs, income tax expense, depreciation and amortization. Additionally, Adjusted EBITDA excludes impairment charges and merger and integration related costs. Our measures of EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures presented by other companies. Other companies may calculate EBITDA and Adjusted EBITDA differently than we do, which may limit its usefulness as a comparative measure.

Because EBITDA and Adjusted EBITDA are not measures of financial performance calculated in accordance with GAAP, they should not be considered in isolation or as a substitute for operating income, net income or loss, cash provided (used) in operating activities, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are widely used by investors and other users of our financial statements as a supplemental financial measure that, when viewed with our GAAP results and the accompanying reconciliations, we believe provide additional information that is useful to gain an understanding of the factors and trends affecting our ability to service debt, pay taxes and fund drydocking and survey costs and capital expenditures. We also believe the disclosure of EBITDA and Adjusted EBITDA helps investors meaningfully evaluate and compare our cash flow generating capacity from quarter-to-quarter and year-to-year.

EBITDA and Adjusted EBITDA are also financial metrics used by management (i) as a supplemental internal measure for planning and forecasting overall expectations and for evaluating actual results against such expectations; (ii) to compare to the EBITDA and Adjusted EBITDA of other companies when evaluating potential acquisitions; and (iii) to assess our ability to service existing fixed charges and incur additional indebtedness.

TIDEWATER INC.

UNAUDITED OTHER FLEET AND FINANCIAL DATA

(In thousands)

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Net cash provided by (used in) operating activities (A)	$4,851	5,716	2,180	14,629	14,702

Cash interest expense	3,282	3,746	5,066	5,435	5,292
Interest income and other	(8)	(23)	(144)	(272)	(696)
Additions to property and equipment	(665)	(1,196)	(10,218)	(607)	(1,626)
Expansion capital	—	—	5,300	—	—
Free cash flow before proceeds from asset sales	7,460	8,243	2,184	19,185	17,672

Proceeds from asset sales	18,577	10,983	6,798	10,592	11,454

Free cash flow	$26,037	19,226	8,982	29,777	29,126

Free cash flow is a non-GAAP investment performance indicator which we believe provides useful information regarding the net cash generated by the Company before any payments to capital providers.  Free cash flow is determined from net cash provided by (used in) operating activities adjusted for capital expenditures, excluding expansion capital, proceeds from asset sales, cash interest expense and interest income.  Free cash flow is not defined by U.S. GAAP and is not a substitute for net cash provided by operating activities.

Note (A): Net cash provided by (used in) operating activities is affected by changes in our assets and liabilities and the amounts we pay in cash for our drydocks and vessel surveys as illustrated in the following table:

	Three Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,
	2021	2021	2020	2020	2020
Cash provided by (used in) changes in assets and liabilities, excluding drydock payments	$7,066	9,921	(4,915)	18,858	(10,373)
Cash paid for deferred drydock and survey costs	(4,049)	(2,722)	(3,772)	(535)	(4,097)
Total sources (uses) of cash for changes in assets and liabilities	$3,017	7,199	(8,687)	18,323	(14,470)

Contacts

Tidewater Inc.

West Gotcher

Vice President,

Finance and Investor Relations

+1.713.470.5285

SOURCE: Tidewater Inc.